UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1 -7685	95-1492269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Orange Grove Boulevard Pasadena, California	91103

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
In connection with Avery Dennison Corporation’s (the “Company”) acquisition of Paxar Corporation in June 2007, the unaudited pro forma results of operations of the combined companies for the nine months ended September 29, 2007 and September 30, 2006 are attached hereto as Exhibit 99.1. The Company believes that these pro forma results of operations provide a comparison of the combined companies’ results of operations as though the acquisition had occurred on January 1, 2006.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1          Unaudited Pro Forma Combined Results of Operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION
Date: November 13, 2007	By:	/s/ Daniel R. O’Bryant
		Name:	Daniel R. O’Bryant
		Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Results of Operations